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Loan No. 500-0024084                                             EXHIBIT 10.44



                            THIRD AMENDMENT AGREEMENT
                                 Loan Agreement
                        Promissory Note (Line of Credit)

         THIS AGREEMENT made this    day of    , 1999, by and among Standard
Federal Bank, a federal savings bank ("Standard Federal"), McClain Group Leasing, Inc., a Michigan corporation ("Borrower"), and McClain Industries, Inc., a Michigan corporation ("Guarantor").

         RECITALS:

         A. Borrower and Standard Federal entered into a Loan Agreement, dated July 17, 1996, as amended April 28, 1997 and April 16, 1998 (the "Loan Agreement"), pursuant to which Standard Federal opened a line of credit in favor of the Borrower, as evidenced by a Promissory Note (Line of Credit), dated July 17, 1996, as amended April 28, 1997 and April 16, 1998 in the principal amount of $10,000,000.00 (the "Note"), secured by an Assignment of Equipment Leases and Security Agreement dated July 17, 1996, as amended April 28, 1997, and all Schedule A's thereto (the "Security Agreement"), and guaranteed by the Guarantor pursuant to a Guaranty dated July 17, 1996 (the "Guaranty").

         B. Borrower has requested an amendment and increase in the credit limit of the line of credit evidenced by the Note and an extension of the maturity date thereof and Standard Federal and the Guarantor are agreeable thereto, on the terms and conditions herein provided.

         NOW, THEREFORE, in consideration of Standard Federal's forbearance to enforce payment of the Note except as herein provided, of the mutual covenants herein contained and of other good and valuable consideration the receipt and sufficiency whereof are hereby acknowledged, the parties hereto hereby warrant, represent and agree as follows:

         1. The Borrower is a Michigan corporation in good standing. All corporate resolutions heretofore delivered to Standard Federal relative to borrowing money and granting security interests remain in full force and effect. Borrower has duly authorized and validly executed and delivered this Amendment Agreement and such Agreement and the Loan Agreement and Note (as hereby amended) are valid and enforceable according to their terms and do not conflict with or violate Borrower's corporate charter or by-laws or any agreement or covenants to which Borrower is a party.

         2. The Security Agreement is valid and enforceable in accordance with its terms. Standard Federal's security interests in the collateral described in the Security Agreement are valid and perfected and Borrower is aware of no claims or interests in such collateral prior or paramount to Standard Federal's.

         3. The Guaranty is valid and enforceable in accordance with its terms and the Guarantor presently has no valid and existing defense to liability thereunder.

         4. The Loan Agreement is hereby amended as follows:

                  a.       The definition of "Credit Limit" contained in Section
         1.1 of the Loan Agreement is hereby amended to read as follows:


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                         "Credit Limit" shall mean the lesser of: (a) Fifteen
                  Million and 00/100 Dollars ($15,000,000.00), or (b) an amount equal to 80% of Eligible Lease Receivables.

                  b.     The definition of "McClain Group" contained in Section
                  1.1 of the Loan Agreement is hereby amended to read as follows:

                         "McClain Group" shall mean McClain Industries, Inc., a
                  Michigan corporation; McClain E-Z Pack Inc., a Michigan corporation; McClain Galion, Inc., a Michigan corporation; Shelby Steel Processing Company, a Michigan corporation; McClain Tube Company d/b/a Quality Tube, a Michigan corporation; McClain International FSC, a U.S. Virgin Islands corporation; and McClain Southland Co., a Florida corporation.

                  c.     The termination date of the Line of Credit provided in
         Section 1.9 of the Loan Agreement is hereby amended and extended from March 1, 2000 to May 1, 2001.

         5.       The Note is hereby amended in the following respects only:

                  a. The Due Date provided for in the Note is hereby amended and extended from March 1, 2000 to May 1, 2001.

                  b. The principal amount stated in the Note is hereby increased to the sum of Fifteen Million and 00/100 Dollars ($15,000,000.00). Borrower hereby promises to pay to the order of Standard Federal the principal amount of the Note, as hereby amended, together with interest thereon, in accordance with the terms and provisions of the Note, as hereby amended.

         6. Except as amended herein, the Loan Agreement, Note, Security Agreement and Guaranty shall remain in full force and effect. This Amendment Agreement may be attached to the Note as a rider, but such attachment shall not be necessary to the validity thereof.

         7. Guarantor acknowledges and consents to the amendment to the Loan Agreement and Note herein provided and agrees that the Guaranty shall continue and remain in full force and effect with respect to the Loan Agreement and Note as herein amended.

         IN WITNESS WHEREOF the parties hereto have executed this agreement the day and date first above written.

Witness:                                 BORROWER:

                                         MCCLAIN GROUP LEASING, INC., a Michigan
                                         corporation

                                         By:
----------------------------                ------------------------------------
                                                  Mark S. Mikelait

                                                  Its: Treasurer
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                                         6200 Elmridge
                                         ---------------------------------------

                                         Sterling Heights, Michigan  48310
                                         ---------------------------------------

                                         38-2969462
                                         ---------------------------------------
                                         Tax Identification Number

                                         GUARANTOR:

                                         MCCLAIN INDUSTRIES, INC., a Michigan
                                         corporation


                                         By:
----------------------------                ------------------------------------
                                                  Mark S. Mikelait

                                                  Its:  Treasurer
----------------------------                          --------------------------


                                         STANDARD FEDERAL:

                                         STANDARD FEDERAL BANK, a federal
                                         savings bank


                                         By:
----------------------------                ------------------------------------

                                                  Its:
----------------------------                          --------------------------



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